NUVEEN NWQ SMALL-CAP VALUE FUND

SUPPLEMENT DATED DECEMBER 2, 2014

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2014

The table presenting the fund’s average annual total returns for the periods ended December 31, 2013 at the end of the “Fund Performance” section is deleted in its entirety and replaced with the following table:

		Average Annual Total Returns for the Periods Ended December 31, 2013
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	12/8/04	32.67%	22.77%	8.00%
Class A (return after taxes on distributions)		32.67%	22.77%	7.82%
Class A (return after taxes on distributions and sale of Fund shares)		18.49%	18.77%	6.41%
Class C (return before taxes)	12/8/04	39.72%	23.33%	7.92%
Class R3 (return before taxes)	9/29/09	40.47%	23.97%	8.45%
Class I (return before taxes)	12/8/04	41.15%	24.58%	8.99%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)		34.52%	17.64%	7.54%
Lipper Small-Cap Core Classification Average (reflects no deduction for taxes or sales loads)		36.81%	20.33%	8.55%

PLEASE KEEP THIS WITH YOUR

SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCVS-1214P